UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 10, 2018

Qumu Corporation
(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-20728	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

510 1st Avenue North, Suite 305
Minneapolis, MN	55403
(Address Of Principal Executive Offices)	(Zip Code)

(612) 638-9100
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items under Sections 1 through 4 and 6 through 9 are not applicable and therefore omitted.
ITEM 5.07      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On May 10, 2018, Qumu Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). Of the 9,377,797 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting on the March 29, 2018 record date, 8,618,941 shares, or approximately 91.9%, were present at the Annual Meeting either in person or by proxy.
The following describes the matters considered by the Company’s shareholders at the Annual Meeting, as well as the results of the votes cast at the meeting:

1.	To elect seven (7) directors to serve until the next Annual Meeting of the Shareholders or until their respective successors have been elected and qualified.

Nominee	For	Withhold	Broker Non-Vote
Vern Hanzlik	3,475,367	1,632,476	3,511,098
Robert F. Olson	3,453,761	1,654,082	3,511,098
Neil E. Cox	4,916,222	191,621	3,511,098
Daniel R. Fishback	3,453,761	1,654,082	3,511,098
Kenan Lucas	5,001,028	106,815	3,511,098
Thomas F. Madison	3,451,761	1,656,082	3,511,098
Kimberly K. Nelson	4,054,881	1,052,962	3,511,098

2.	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non-Vote
3,971,150	167,613	969,080	3,511,098

3.	To approve amendments to the Qumu Corporation Second Amended and Restated 2007 Stock Incentive Plan, including an amendment to increase the number of shares authorized for issuance by 500,000 shares.

For	Against	Abstain	Broker Non-Vote
4,553,577	525,221	29,045	3,511,098

4.	To ratify and approve the appointment of KPMG LLP as the independent registered public accounting firm for Qumu Corporation for the year ending December 31, 2018.

For	Against	Abstain	Broker Non-Vote
7,707,898	902,817	8,226	—

As a result, each nominee was elected as a director of the Company and each other proposal was approved at the Annual Meeting.

Following the election of directors at the Annual Meeting, the Governance Committee recommended and the Board of Directors approved the composition of the standing committees of the Board of Directors to be as follows:

Audit Committee Kimberly K. Nelson (Chair) Kenan Lucas Thomas F. Madison	Compensation Committee Daniel R. Fishback (Chair) Neil E. Cox Robert F. Olson	Governance Committee Thomas F. Madison (Chair) Neil E. Cox Kenan Lucas Kimberly K. Nelson

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

	By:	/s/ David G. Ristow
David G. Ristow
Chief Financial Officer

Date: May 10, 2018